Exhibit 10.2
As amended through May 23, 2000
                              AMENDED AND RESTATED
                                CENTURYTEL, INC.
                        2000 INCENTIVE COMPENSATION PLAN

         WHEREAS, the CenturyTel, Inc. 2000 Incentive Compensation Plan (the "Plan") was adopted by the Board of Directors of CenturyTel, Inc. (the "Company") on February 22, 2000 and approved by the shareholders of the Company on May 11, 2000; and

         WHEREAS, the Board of Directors now wishes to amend Section 7.2 of the Plan that provides for the grant of performance-based Other Stock-Based Awards to provide minimum vesting periods for awards granted thereunder, except for grants that relate in the aggregate to a relatively small number of shares of Company common stock.

         NOW THEREFORE, Section 7.2 of the Plan is hereby amended to read as provided herein and the Plan is hereby restated in its entirety reflecting such amendment to read as follows:

         1. Purpose. The purpose of the 2000 Incentive Compensation Plan (this "Plan") of CenturyTel, Inc. ("CenturyTel") is to increase shareholder value and to advance the interests of CenturyTel and its subsidiaries (collectively, the "Company") by furnishing a variety of equity incentives (the "Incentives") designed to attract, retain and motivate officers, key employees, consultants and advisors and to strengthen the mutuality of interests between such persons and CenturyTel's shareholders. Incentives may consist of options to purchase shares of CenturyTel's common stock, $1.00 par value per share (the "Common Stock"), shares of restricted stock or other stock-based awards the value of which is based upon the value of the Common Stock, all on terms determined under this Plan. As used in this Plan, the term "subsidiary" means any corporation, limited liability company or other entity of which CenturyTel owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock, membership interests or other equity interests issued thereby.

         2.   Administration.

                  2.1 Composition. This Plan shall be administered by the compensation committee of the Board of Directors of CenturyTel, or by a subcommittee of the compensation committee. The committee or subcommittee that administers this Plan shall hereinafter be referred to as the "Committee." The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder (collectively, "Section 162(m)").

                  2.2 Authority. The Committee shall have authority to award Incentives under this Plan, to interpret this Plan, to establish any rules or regulations relating to this Plan that it determines to be appropriate, to enter into agreements with or provide notices to participants as to the terms of the Incentives (the "Incentive
         Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of this Plan. Its decisions concerning matters relating to this Plan shall be final, conclusive and binding on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof. The Committee shall not have authority to award Incentives under this Plan to directors in their capacities as such.

         3. Eligible Participants. Key employees and officers of the Company (including officers who also serve as directors of the Company) and consultants and advisors to the Company shall become eligible to receive Incentives under this Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or
Section 162(m), the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size, type and terms of the Incentives to be received by those participants and to determine any performance objectives for those participants. Any such delegation by the Committee shall not include the authority to change or modify in any way the terms of a previously granted Incentive or to take any other action authorized herein to be taken by the Committee and not specifically permitted to be delegated in this Section 3.

         4. Shares Subject to this Plan. The shares of Common Stock with respect to which Incentives may be granted under this Plan shall be subject to the following:

                  4.1 Type of Common Stock. The shares of Common Stock with respect to which Incentives may be granted under this Plan shall be currently authorized but unissued shares or shares currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

                  4.2 Maximum Number of Shares. Subject to the other provisions of this Section 4, the maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under this Plan shall be 4,000,000 shares of Common Stock.

                  4.3 Share Counting. To the extent any shares of Common Stock covered by an Incentive are not delivered to a participant or beneficiary because the Incentive is forfeited or canceled, or the shares of Common Stock are not delivered because the Incentive is paid or settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as Incentives and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under this Plan. If the exercise price of any stock option granted under this Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan.

                  4.4 Limitations on Number of Shares. Subject to Section 4.5, the following additional limitations are imposed under this Plan:

                           (a) The maximum number of shares of Common Stock that
                  may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 4,000,000 shares. Notwithstanding any other provision herein to the contrary, (i) all shares issuable under incentive stock options shall be counted against this limit and (ii) shares that are issued and are later forfeited, cancelled or reacquired by the Company, shares withheld to satisfy withholding tax obligations and shares delivered in payment of the Incentive price shall have no effect on this limitation.

                           (b) The maximum number of shares of Common Stock that
                  may be covered by Incentives granted under this Plan to any one individual during any one calendar-year period shall be 600,000.

                           (c) The maximum number of shares of Common Stock that
                  may be issued as restricted stock or Other Stock-Based Awards (as defined below) shall be 500,000 shares.

                           (d) If,  after  shares  have  been  earned  under  an
                  Incentive, the delivery is deferred, any additional shares attributable to dividends paid during the deferral period shall be disregarded for purposes of the limitations of this
                  Section 4.

                  4.5 Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in this Section 4 and the number of shares of Common Stock subject to outstanding Incentives shall be adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Committee shall make any other adjustment that it determines to be equitable, including without limitation adjustments to the exercise price of any option and any per share performance objectives of any Incentive in order to provide participants with the same relative rights before and after such adjustment.

         5. Stock Options. The Committee may grant incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  5.1 Price. The exercise price per share shall be determined by the Committee,subject to adjustment under Section 4.5; provided that in no event shall the exercise price be less than the Fair Market Value (as defined below) of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

                  5.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to the limitations and adjustments provided in Section 4 hereof.

                  5.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 8.4 and 8.13, the term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. The Committee may accelerate the exercisability of any stock option at any time.

                  5.4 Repurchase. Upon approval of the Committee, the Company may repurchase all or a portion of a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of cash or Common Stock or a combination thereof with a value equal to the amount per share by which: (a) the Fair Market Value of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price.

                  5.5 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by tender of the full purchase price for such shares, which may be paid or satisfied by (a) cash; (b) check; (c) delivery of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised and, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months; (d) delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee, provided that all such payments shall be made or denominated in United States dollars. In the case of delivery of an uncertified check, no shares shall be issued until the check has been paid in full. In the case of delivery of irrevocable instructions to a broker as permitted above, any shares sold in order to finance the payment of the exercise price shall be deemed to be validly issued in exchange for services previously rendered. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                  5.6 Repricing. Except for adjustments pursuant to Section 4.5 unless approved by the shareholders of the Company, the exercise price for any outstanding option granted under this Plan may not be decreased after the date of grant nor may an outstanding option granted under this Plan be surrendered to the Company as consideration for the grant of a new option with a lower exercise price.

                  5.7 Incentive Stock Options. Notwithstanding anything in this Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options.

                           (a) Any incentive stock option  authorized under this
                  Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options;

                           (b) All incentive stock options must be granted
                  within ten years from the date on which this Plan was adopted by the Board of Directors;

                           (c) Unless sooner exercised, all incentive stock
                  options shall expire no later than ten years after the date of grant;

                           (d) No incentive stock option shall be granted to any
                  participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation; and

                           (e) The aggregate Fair Market Value  (determined with
                  respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

                  5.8 Equity Maintenance. If a participant exercises an option during the term of his employment with the Company, and pays the exercise price (or any portion thereof) through the surrender of shares of outstanding Common Stock owned by the participant, the Committee may, in its discretion, grant to such participant an additional option to purchase the number of shares of Common Stock equal to the shares of Common Stock so surrendered by such participant. Any such additional options granted by the Committee shall be exercisable at the Fair Market Value of the Common Stock determined as of the business day immediately preceding the respective dates such additional options may be granted. The grant of such additional options under this Section 5.8 shall be made upon such other terms and conditions as the Committee may from time to time determine.

         6.   Restricted Stock.

                  6.1 Grant of Restricted Stock. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of this Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m), it must meet the additional requirements imposed thereby.

                  6.2 The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). Each award of restricted stock may have a different Restricted Period. A Restricted Period of at least three years is required, except that if vesting of the shares is subject to the attainment of specified performance goals, a Restricted Period of one year or more is permitted. Unless otherwise provided in the Incentive Agreement, the Committee may in its discretion declare the Restricted Period terminated upon a participant's death, disability, retirement or other termination by the Company and permit the sale or transfer of the restricted stock. The expiration of the Restricted Period shall also occur as provided under Section 8.13 upon a Change of Control of the Company.

                  6.3 Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

                  The transferability of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the CenturyTel, Inc. 2000 Incentive Compensation Plan (the "Plan") and an agreement entered into between the registered owner and CenturyTel, Inc. thereunder. Copies of this Plan and the agreement are on file and available for inspection at the principal office of the Company.

                  6.4 Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

                  6.5 Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to
         Section 4.5 due to a recapitalization, stock split or other change in capitalization.

                  6.6 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section 6.2 and in the Incentive Agreement or an amendment thereto, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends other than those required by law, to the participant or the participant's estate, as the case may be.

                  6.7 Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of Common Stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

                  6.8  Performance-Based  Restricted   Stock.   Any  grant  of
         restricted stock that is intended to qualify as "performance-based compensation" under Section 162(m) shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the restricted stock shall vest shall be any or a combination of the following measures applied to the Company, a subsidiary or a division: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, return on equity, return on investment, cash provided by operating activities, increase in cash flow, increase in revenues or customer growth. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of restricted stock intended to qualify as "performance-based compensation," the grants of restricted stock and the establishment of performance measures shall be made during the period required under Section 162(m).

         7.    Other Stock-Based Awards.

                  7.1 Grant of Other Stock-Based Awards. The Committee may grant to eligible participants "Other Stock-Based Awards," which shall consist of awards, other than options or restricted stock provided for in Sections 5 and 6, the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a shareholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as "performance-based compensation" under Section 162(m), it must meet the additional requirements imposed thereby.

                  7.2 Performance-Based Other Stock-Based Awards. Any grant of an Other Stock-Based Award that is intended to qualify as "performance-based compensation" under Section 162(m) shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the Other Stock-Based Award shall vest shall be any or a combination of the following measures applied to the Company, a subsidiary or a division: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, return on equity, return on investment, cash provided by operating activities, increase in cash flow, increase in revenues or customer growth. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Other Stock-Based Awards intended to qualify as "performance-based compensation," the grants of Other Stock-Based Awards and the establishment of performance measures shall be made during the period required under Section 162(m). Other Stock-Based Awards granted under this Section 7.2 shall be subject to vesting periods that are equivalent in length to the Restricted Periods for restricted stock described in Section 6.2 hereof, except that the Committee may make special awards under this Section 7.2 with respect to an aggregate of no more than 200,000 shares of Common Stock, as adjusted under Section 4.5, which special awards shall not be subject to the minimum vesting period requirements described herein.

         8.   General.

                  8.1 Duration. Subject to Section 8.10, this Plan shall remain in effect until all Incentives granted under this Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of this Plan or the applicable Incentive Agreement and all restrictions imposed on shares of Common Stock in connection with their issuance under this Plan have lapsed.

                  8.2 Transferability of Incentives. No Incentive granted hereunder may be transferred, pledged, assigned or otherwise encumbered by the holder thereof except:

                           (a)  by will;

                           (b)  by the laws of descent and distribution;

                           (c) pursuant to a domestic relations order, as defined in the Code; or

                           (d) in the case of stock options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only members, or (iv) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" means the spouse and natural or adopted children or grandchildren of the participant and their respective spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a non-qualified stock option.

         Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive, or levy of attachment or similar process upon the Incentive not specifically permitted herein, shall be null and void and without effect.

                  8.3 Dividend Equivalents. In the sole and complete discretion of the Committee, an Incentive may provide the holder thereof with dividends or dividend equivalents, payable in cash, shares, other securities or other property on a current or deferred basis.

                  8.4  Effect of Termination of Employment or Death.In the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and set forth in the Incentive Agreement.

                  8.5 Additional Condition. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  8.6 Incentive Agreements. An Incentive under this Plan shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee may, in its sole discretion, prescribe and set forth in the Incentive Agreement. Such terms and conditions may provide for the forfeiture of an Incentive or the gain associated with an Incentive under certain circumstances to be set forth in the Incentive Agreement, including if the participant competes with the Company or engages in other activities that are harmful to the Company. All terms and conditions of any Incentive shall be reflected in such form of Incentive Agreement as is determined by the Committee. A copy of such document shall be provided to the participant, and the Committee may, but need not, require that the participant sign a copy of such document. Such document is referred to in this Plan as an "Incentive Agreement" regardless of whether a participant's signature is required.

                  8.7  Withholding.

                           (a) The Company shall have the right to withhold from
                  any payments or stock issuances under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

                           (b) Any  participant  may,  but is not  required  to,
                  satisfy his or her withholding tax obligation in whole or in part by electing (the "Election") to have the Company withhold from the shares the participant otherwise would receive shares of Common Stock having a value equal to the minimum amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make
                  Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.

                  8.8 No Continued Employment. No participant under this Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

                  8.9 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

                 8.10 Amendment or Discontinuance of this Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

                           (a) without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through this Plan, (ii) materially increase the benefits accruing to participants under this Plan, (iii) materially expand the classes of persons eligible to participate in this Plan, or
                  (iv) amend Section 5.6 to permit repricing of options, or

                           (b) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all rights under Section 8.13 hereof.

                 8.11 Definition of Fair Market Value. Whenever the "Fair Market Value" of Common Stock or some other specified security must be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock or other security is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share thereof on such exchange or quotation system on the applicable date and if shares are not traded on such day, on the next preceding trading date, (ii) if the Common Stock or other security is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock or other security is not regularly quoted, the fair market value of a share thereof on the applicable date as established by the Committee in good faith.

                 8.12 Loans. In order to assist a participant in acquiring shares of Common Stock pursuant to an Incentive granted under this Plan, the Committee may authorize, at either the time of the grant of the Incentive, at the time of the acquisition of Common Stock pursuant to the Incentive, or at the time of the lapse of restrictions on shares of restricted stock granted under this Plan, the extension of a loan to the participant by the Company. The terms of any loans, including the interest rate, collateral and terms of repayment, will be subject to the discretion of the Committee. The maximum credit available hereunder shall be equal to the aggregate purchase price of the shares of Common Stock to be acquired pursuant to the Incentive plus the maximum tax liability that may be incurred in connection with the Incentive.

                 8.13  Change of Control.

                           (a)   A Change of Control shall mean:

                                    (i)   the acquisition by  any  person  of
                           beneficial ownership of 30% or more of the outstanding shares of the Common Stock or 30% or more of the combined voting power of CenturyTel's then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following
                           acquisitions  shall  not   constitute  a  Change  of
                           Control:

                                            (A) any  acquisition  (other  than a
                                    Business   Combination  (as  defined  below)
                                    which  constitutes a Change of Control under
                                    Section 8.13(a)(iii) hereof) of Common Stock directly from the Company,

                                            (B) any acquisition of Common Stock
                                    by the Company,

                                            (C) any  acquisition of Common Stock
                                    by any  employee  benefit  plan (or  related
                                    trust)   sponsored  or   maintained  by  the
                                    Company or any corporation controlled by the Company, or

                                            (D) any  acquisition of Common Stock
                                    by any  corporation  pursuant  to a Business
                                    Combination   that  does  not  constitute  a
                                    Change of Control under Section 8.13(a)(iii) hereof; or

                                    (ii)  individuals who, as of January 1, 2000
                           constituted the Board of Directors of CenturyTel (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors;
                           provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by CenturyTel's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                                    (iii) consummation  of  a  reorganization,
                           share exchange, merger or consolidation (including any such transaction involving any direct or indirect subsidiary of CenturyTel) or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination:

                                            (A) the individuals and entities who
                                    were the beneficial  owners of  CenturyTel's
                                    outstanding  Common  Stock and  CenturyTel's
                                    voting securities entitled to vote generally
                                    in the  election  of  directors  immediately
                                    prior  to  such  Business  Combination  have
                                    direct  or  indirect  beneficial  ownership,
                                    respectively,  of more  than 50% of the then
                                    outstanding shares of common stock, and more
                                    than 50% of the combined voting power of the
                                    then outstanding voting securities  entitled
                                    to  vote   generally   in  the  election  of
                                    directors  of  the  surviving  or  successor
                                    corporation, or, if applicable, the ultimate
                                    parent       company       thereof      (the
                                    "Post-Transaction Corporation"), and

                                            (B) except to the  extent  that such
                                    ownership  existed  prior  to  the  Business
                                    Combination,   no  person   (excluding   the
                                    Post-Transaction    Corporation    and   any
                                    employee  benefit  plan or related  trust of
                                    either  CenturyTel,   the   Post-Transaction
                                    Corporation  or  any  subsidiary  of  either
                                    corporation)  beneficially owns, directly or
                                    indirectly,   20%  or  more   of  the   then
                                    outstanding shares of common stock of the corporation resulting from such Business
                                    Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                                            (C)  at least a  majority  of  the
                                    members  of the  board of  directors  of the
                                    Post-Transaction Corporation were members of
                                    the  Incumbent  Board  at  the  time  of the
                                    execution  of the initial  agreement,  or of
                                    the  action  of  the  Board  of   Directors,
                                    providing for such Business Combination; or

                                    (iv)  approval by the shareholders of
                           CenturyTel of a complete liquidation or dissolution of CenturyTel.

                  For purposes of this Section 8.13, the term "person" shall mean a natural person or entity, and shall also mean the group or syndicate created when two or more persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that "person" shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

                           (b) Upon a Change of Control of the type described in clause (a)(i) or (a)(ii) of this Section 8.13 or upon the approval by the Board of Directors of CenturyTel of any Change of Control of the type described in clause (a)(iii) or (a)(iv) of this Section 8.13, all outstanding Incentives granted pursuant to this Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall automatically lapse and, unless otherwise provided in the applicable Incentive Agreement, all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by CenturyTel without the necessity of action by any person.

                           (c) No later than 30 days after a Change of Control of the type described in subsections (a)(i) or (a)(ii) of this
                  Section 8.13 and no later than 30 days after the approval by the Board of a Change of Control of the type described in subsections (a)(iii) or (a)(iv) of this Section 8.13, the Committee, acting in its sole discretion without the consent or approval of any participant (and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), may act to effect one or more of the alternatives listed below, which may vary among individual participants and which may vary among Incentives held by any individual participant:

                                    (i)   require that all outstanding options
                           or Other Stock-Based Awards be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options and Other Stock-Based Awards and all rights of participants thereunder shall terminate,

                                    (ii)  make  such  equitable  adjustments  to
                           Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary),

                                    (iii) provide for  mandatory  conversion of
                           some or all of the outstanding options or Other Stock-Based Awards held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and Other Stock-Based Awards shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option or Other Stock-Based Award, as defined and calculated below, over the exercise price of such options or the exercise or base price of such Other Stock-Based Awards or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess, or

                                    (iv)  provide  that  thereafter,  upon  any
                           exercise of an option or Other Stock-Based Award that entitles the holder to receive Common Stock, the holder shall be entitled to purchase or receive under such option or Other Stock-Based Award, in lieu of the number of shares of Common Stock then covered by such option or Other Stock-Based Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement providing for the reorganization, share exchange, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the holder had been the record owner of the number of shares of Common Stock then covered by such option or Other Stock-Based Award.

                           (d) For the purposes of paragraph (iii) of Section 8.13(c), the "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

                                    (i)   the per share price to be paid to
                           shareholders of CenturyTel in any such merger, consolidation or other reorganization,

                                    (ii)  the  price  per  share  offered  to
                           shareholders of CenturyTel in any tender offer or exchange offer whereby a Change of Control takes place,

                                    (iii) in all other  events,  the fair market
                           value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options, or

                                    (iv)  in the  event that the  consideration
                           offered to shareholders of CenturyTel in any transaction described in this Section 8.13 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

                               * * * * * * * * * *

Approved by the Board of Directors:  February 22, 2000

Approved by the Shareholders:  May 11, 2000

Amended and Restated by the Board of Directors:  May 23, 2000